INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
                              Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30-years was at 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

------------

* The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Insured California Municipal Securities (ICS) rose from $13.15 to $14.84 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.72 per share, the Trust's total return was
19.68 percent. Over the same period, ICS's market price on the New York Stock Exchange appreciated 13.64 percent from $11.00 to $12.50 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 20.51 percent. ICS began and ended the fiscal year trading at a 16 percent discount to NAV. Undistributed net investment income totaled $0.089 per share on October 31, 1995 versus $0.054 per share a year ago. Since the amount of ICS's undistributed net investment income continued to increase during the year, the Trustees voted to raise the monthly dividend from $0.06 to $0.0625 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

PORTFOLIO STRUCTURE

On October 31, 1995, ICS's long-term portfolio was diversified among 10 specific long-term municipal sectors and 25 credits. The three largest sectors--tax allocation, hospital revenue and water & sewer revenue bonds--represented 53 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 25 and 8 years, respectively. Net assets exceeded $64 million.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

Each position in the portfolio was backed by triple "A" rated bond insurers. This is to ensure the timely payment of principal and interest. The distribution of credit enhancements is illustrated on the right.

          INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

                (The chart below represents information which appears as a graphic in the printed annual report)

                A pie chart reflecting Credit Enhancements. As of October 31, 1995, the distribution of bond insurers was:

          MUNICIPAL BOND INSURANCE                            PERCENT

          AMBAC Indemnity Corp  (AMBAC)                         29%

          Financial Guaranty Insurance Co (FGIC)                12%

          Financial Security Assurance Inc (FSA)                 8%

          Municipal Bond Investors Assurance Corp (MBIA)        44%

          Connie Lee Insurance Company (Connie Lee)              2%

          Capital Guaranty Insurance Company (CGIC)              5%




LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 130,900 shares of common stock at a weighted average market discount of 12.50 percent.

We appreciate your ongoing support of InterCapital Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On June 22, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Jack F. Bennett
For ...................   3,261,204
Withheld ..............      55,186

Michael Bozic
For ...................   3,266,120
Withheld ..............      50,270

Charles A. Fiumefreddo
For ...................   3,269,727
Withheld ..............      46,633

Edwin J. Garn
For ...................   3,263,011
Withheld ..............      53,379

John R. Haire
For ...................   3,265,868
Withheld ..............      50,522

Dr. Manuel H. Johnson
For ...................   3,266,475
Withheld ..............      49,915

Paul Kolton
For ...................   3,266,727
Withheld ..............      49,663

Michael E. Nugent
For ...................   3,267,811
Withheld ..............      48,579

Philip J. Purcell
For ...................   3,270,668
Withheld ..............      45,722

John L. Schroeder
For ...................   3,260,727
Withheld ..............      55,663


(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

FOR ................              3,073,560
Against ............                 44,136
Abstain ............                198,694

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

FOR ................              3,152,605
Against ............                 15,768
Abstain ............                148,017

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995

 PRINCIPAL
 AMOUNT IN                                                                                COUPON   MATURITY
 THOUSANDS                                                                                 RATE      DATE       VALUE
----------- -------------------------------------------------------------------------   -------- ---------- ------------
            CALIFORNIA EXEMPT MUNICIPAL BONDS (97.4%)
            General Obligation (8.7%)
$ 3,000     California, Various Purpose 03/01/94 (FSA) ...............................  5.50 %   03/01/20   $ 2,883,180
  3,000     Moulton - Niguel Water District, 1993 Refg (MBIA) ........................  5.00     09/01/19     2,720,610
-----------                                                                                                 ------------
  6,000                                                                                                       5,603,790
-----------                                                                                                 ------------
            Educational Facilities Revenue (2.4%)
  1,500     California Educational Facilities Authority, National University
             Ser 1994
-----------  (Connie Lee) ............................................................  6.20     05/01/21     1,532,490
                                                                                                            ------------
            Electric Revenue (7.2%)
  1,500     Anaheim Public Financing Authority, San Juan 2nd Ser (FGIC)  .............  5.75     10/01/22     1,473,720
  3,000     Sacramento Municipal Utility District, 1992 Ser B (MBIA) .................  6.375    08/15/22     3,148,710
-----------                                                                                                 ------------
  4,500                                                                                                       4,622,430
-----------                                                                                                 ------------
            Hospital Revenue (14.7%)
  2,000     Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC)  .............  5.125    05/15/20     1,826,860
  3,000     California Health Facilities Financing Authority, Catholic Healthcare
             West Ser 1994 B (AMBAC) .................................................  5.00     07/01/21     2,670,360
  3,000     California Statewide Communities Development Authority, Sharp
             Health Care COPs (MBIA) .................................................  6.00     08/15/24     3,016,230
  2,000     San Mateo County Joint Powers Financing Authority, San Mateo County
             Health Center 1994 Ser A (FSA) ..........................................  5.75     07/15/22     1,967,640
-----------                                                                                                 ------------
 10,000                                                                                                       9,481,090
-----------                                                                                                 ------------
            Mortgage Revenue - Multi-Family (4.8%)
  3,000     Los Angeles Community Redevelopment Agency, 1994 Ser A (AMBAC)  ..........  6.45     07/01/17     3,112,110
-----------                                                                                                 ------------
            Mortgage Revenue - Single Family (3.1%)
  2,000     California Housing Finance Agency, 1995 Ser B (AMT) (AMBAC)  .............  6.25     08/01/14     2,013,240
-----------                                                                                                 ------------
            Public Facilities Revenue (3.9%)
  1,000     Glendale Unified School District, 1994 Ser A COPs (AMBAC) ................  6.00     03/01/19     1,008,330
  1,570     Los Angeles Convention & Exhibit Center Authority, 1993 Refg Ser A (MBIA)   5.375    08/15/18     1,501,360
-----------                                                                                                 ------------
  2,570                                                                                                       2,509,690
-----------                                                                                                 ------------
            Tax Allocation (24.3%)
  3,000     Bay Area Government Association, Pool 1994 Ser A (CGIC) ..................  6.00     12/15/24     3,021,540
  2,000     Brea Redevelopment Agency, Redev AB 1993 Refg Ser (MBIA) .................  5.75     08/01/23     1,964,420
  2,000     Cerritos Public Finance Authority, Los Coyotes Redev Ser 1993 A (AMBAC)  .  5.75     11/01/22     1,978,380
  3,000     Corona Redevelopment Agency, Area A 1994 Refg Ser A (FGIC)  ..............  6.25     09/01/13     3,156,510
  3,000     Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A (AMBAC)  .....  5.00     08/01/17     2,739,810
  3,000     Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA) ......................  5.25     09/01/23     2,804,550
-----------                                                                                                 ------------
 16,000                                                                                                      15,665,210
-----------                                                                                                 ------------

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                                COUPON   MATURITY
 THOUSANDS                                                                                 RATE      DATE       VALUE
----------- -------------------------------------------------------------------------   -------- ---------- ------------
            Transportation Facilities Revenue (11.3%)
$ 3,000     Los Angeles County Transportation Commission, Second Sr Ser 1992 A (MBIA)   6.00 %   07/01/23   $ 3,025,920
            San Francisco Airports Commission, San Francisco Int'l Airport
  2,000      Second Ser Refg Issue 4 (MBIA) ..........................................  6.00     05/01/20     2,027,440
  2,000      Second Ser Refg Issue 2 (MBIA) ..........................................  6.75     05/01/20     2,187,640
-----------                                                                                                 ------------
  7,000                                                                                                       7,241,000
-----------                                                                                                 ------------
            Water & Sewer Revenue (13.9%)
  3,000     Central Coast Water Authority, Ser 1992 (AMBAC) ..........................  6.60     10/01/22     3,214,680
  2,900     Garden Grove Public Financing Authority, Ser 1993 (FGIC) .................  5.50     12/15/23     2,811,086
  3,000     Los Angeles, Wastewater Refg Ser 1993 A (MBIA) ...........................  5.70     06/01/20     2,953,080
-----------                                                                                                 ------------
  8,900                                                                                                       8,978,846
-----------                                                                                                 ------------
            Other Revenue (3.1%)
  2,000     South Orange County Public Financing District #88-1, 1994 Ser A (MBIA)  ..  6.00     09/01/18     2,011,600
-----------                                                                                                 ------------
 63,470     TOTAL CALIFORNIA EXEMPT MUNICIPAL BONDS (Identified Cost $60,050,189) .......................... 62,771,496
-----------                                                                                                 ------------
            CALIFORNIA EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.9%)
    600     California Health Facilities Financing Authority, Sutter Health Ser 1990 A
-----------
             (Demand 11/01/95) (Identified Cost $600,000) ............................  3.80*    03/01/20       600,000
                                                                                                            ------------
$64,070     TOTAL INVESTMENTS (Identified Cost $60,650,189) (a) .................................   98.3%    63,371,496
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......................................    1.7      1,097,277
                                                                                                            ------------
            NET ASSETS ..........................................................................  100.0%   $64,468,773
                                                                                                            ============

------------

COPs     Certificates of Participation.
*        Current coupon of variable rate security.
(a) The aggregate cost for federal income tax purposes is $60,650,189; the aggregate gross unrealized appreciation is $2,742,020 and the aggregate gross unrealized depreciation is $20,713, resulting in net unrealized appreciation of $2,721,307.

Bond Insurance:

AMBAC       AMBAC Indemnity Corporation.
CGIC        Capital Guaranty Insurance Company.
Connie Lee  Connie Lee Insurance Company.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Inc.
MBIA        Municipal Bond Investors Assurance Corporation.

                     SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $60,650,189) ........................................   $63,371,496
Cash ..................................................................        99,543
Interest receivable ...................................................     1,033,867
Deferred organizational expenses ......................................        26,635
Prepaid expenses and other assets .....................................         2,794
                                                                        -------------
  TOTAL ASSETS ........................................................    64,534,335
                                                                        -------------
LIABILITIES:
Investment management fee payable .....................................        19,642
Accrued expenses and other payables ...................................        45,920
                                                                        -------------
TOTAL LIABILITIES .....................................................        65,562
                                                                        -------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
  of non-participating $.01 par value, none issued) ...................        --
                                                                        -------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 4,343,213 shares outstanding) ........................    61,322,251
Net unrealized appreciation ...........................................     2,721,307
Accumulated undistributed net investment income .......................       388,138
Accumulated undistributed net realized gain ...........................        37,077
                                                                        -------------
  NET ASSETS ..........................................................   $64,468,773
                                                                        =============
NET ASSET VALUE PER COMMON SHARE
 ($64,468,773 divided by 4,343,213 common shares outstanding)  ........        $14.84
                                                                        =============

                     SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME ........................  $ 3,733,719
                                         ------------
EXPENSES
Investment management fee ..............      215,558
Professional fees ......................       93,464
Shareholder reports and notices  .......       48,844
Transfer agent fees and expenses  ......       25,675
Trustees' fees and expenses ............       21,495
Registration fees ......................       17,290
Organizational expenses ................        7,997
Custodian fees .........................        4,844
Other ..................................        7,469
                                         ------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET        442,636
  LESS: EXPENSE OFFSET .................       (4,835)
                                         ------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET  .      437,801
                                         ------------
  NET INVESTMENT INCOME ................    3,295,918
                                         ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ......................       37,077
Net change in unrealized depreciation  .    6,919,822
                                         ------------
  NET GAIN .............................    6,956,899
                                         ------------
NET INCREASE ...........................  $10,252,817
                                         ============

                     SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                           FOR THE YEAR    FEBRUARY 28, 1994*
                                                          ENDED OCTOBER     THROUGH OCTOBER
                                                             31, 1995           31, 1994
------------------------------------------------------  ----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $ 3,295,918        $ 1,881,751
Net realized gain .....................................         37,077             --
Net change in unrealized depreciation .................      6,919,822         (4,198,515)
                                                        ----------------  ------------------
  NET INCREASE (DECREASE) .............................     10,252,817         (2,316,764)
Dividends to common shareholders from net investment
 income ...............................................     (3,149,559)        (1,639,972)
Net increase (decrease) from transactions in shares of
 beneficial interest ..................................     (1,456,853)        62,679,095
                                                        ----------------  ------------------
  TOTAL INCREASE ......................................      5,646,405         58,722,359
NET ASSETS:
Beginning of period ...................................     58,822,368            100,009
                                                        ----------------  ------------------
  END OF PERIOD
 (Including undistributed net investment income
 of $388,138 and $241,779, respectively) ..............    $64,468,773        $58,822,368
                                                        ================  ==================

* Commencement of operations.

                     SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 14, 1993 and had no operations other than those relating to organizational matters and the issuance of 7,113 common shares of beneficial interest for $100,009 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Trust's initial capitalization. The Trust commenced operations on February 28, 1994.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES AND OFFERING COSTS -- The Investment Manager paid the organizational expenses and offering costs of the Trust's common shares in the amounts of $40,000 and $286,877, respectively. The organizational expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations. Offering costs were charged to capital at the time of issuance of the Trust's common shares.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $2,000,000 and $1,882,780, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $3,500.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees,

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                      CAPITAL PAID
                                                                                                      IN EXCESS OF
                                                                                SHARES     PAR VALUE    PAR VALUE
                                                                             -----------  ---------  -------------
Balance, October 31, 1993 (Note 1) ........................................        7,113    $     71   $     99,938
Shares issued at close of public offering on February 28, 1994*  ..........    4,500,000     45,000     62,865,000
Shares issued on April 7, 1994 to cover over-allotment ....................       75,000        750      1,053,750
Treasury shares purchased and retired (weighted average discount 13.33%)**      (108,000)    (1,080)    (1,284,325)
                                                                             -----------  ---------  -------------
Balance, October 31, 1994 .................................................    4,474,113     44,741     62,734,363
Adjustments to estimated offering costs associated with the
  initial public offering of the common shares ............................        --          --           73,123
Treasury shares purchased and retired (weighted average discount 12.50%)**      (130,900)    (1,309)    (1,528,667)
                                                                             -----------  ---------  -------------
Balance, October 31, 1995 .................................................    4,343,213    $43,432    $61,278,819
                                                                             ===========  =========  =============


------------

*  Net of offering costs of $286,877.
** The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

                     AMOUNT PER
 DECLARATION DATE       SHARE        RECORD DATE       PAYABLE DATE
------------------  -----------  -----------------  -----------------
 October 31, 1995      $0.0625    November 10, 1995  November 24, 1995
 November 28, 1995     $0.0625    December 8, 1995   December 22, 1995


7. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                 QUARTERS ENDED
                                  --------------------------------------------------------------------------
                                       10/31/95            7/31/95            4/30/95            1/31/95
                                  -----------------  -----------------  -----------------  -----------------
                                               PER                PER                PER                PER
                                    TOTAL*    SHARE    TOTAL*    SHARE    TOTAL*    SHARE    TOTAL*    SHARE
                                  --------  -------  --------  -------  --------  -------  --------  -------
Total investment income .........  $  938    $0.22      $937     $0.22  $    915   $0.21    $    944   $0.21
Net investment income ...........     804     0.19       818      0.19       821    0.19         853    0.19
Net realized and unrealized gain    2,167     0.49       750      0.18     1,513    0.35       2,527    0.61

                                                               QUARTERS ENDED
                                         ---------------------------------------------------------
                                               10/31/94             7/31/94            4/30/94+
                                         -------------------  -----------------  -----------------
                                                       PER                 PER                PER
                                           TOTAL*     SHARE     TOTAL*    SHARE     TOTAL*   SHARE
                                         ---------  --------  --------  -------  --------  -------
Total investment income ................   $   950    $ 0.21     $ 901    $0.19  $     307  $ 0.07
Net investment income. .................       848      0.19      794      0.17        240    0.05
Net realized and unrealized gain (loss)     (4,320)    (0.92)     867      0.20       (746)  (0.16)

------------

*  Amounts in thousands.
+  For the period February 28, 1994 through April 30, 1994.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                          FOR THE PERIOD
                                                                        FEBRUARY 28, 1994*
                                                    FOR THE YEAR ENDED  THROUGH OCTOBER 31,
                                                    OCTOBER 31, 1995**       1994**++
-------------------------------------------------  ------------------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............       $ 13.15              $ 14.06
                                                   ------------------  -------------------
Net investment income ............................          0.76                 0.41
Net realized and unrealized gain (loss)  .........          1.59                (0.92)
                                                   ------------------  -------------------
Total from investment operations .................          2.35                (0.51)
                                                   ------------------  -------------------
Dividends from net investment income .............         (0.72)               (0.36)
Anti-dilutive effect of acquiring treasury shares           0.04                 0.04
Offering costs charged against capital ...........          0.02                (0.08)
                                                   ------------------  -------------------
Net asset value, end of period ...................       $ 14.84              $ 13.15
                                                   ==================  ===================
Market value, end of period ......................       $ 12.50              $ 11.00
                                                   ==================  ===================
TOTAL INVESTMENT RETURN+ .........................         20.51%             (24.55)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset .............          0.72%(3)             0.65%(2)
Net investment income ............................          5.35%(3)             4.45%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .........       $64,469              $58,822
Portfolio turnover rate ..........................             3%                  --%(1)


------------

   *    Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++   Restated for comparative purposes.

   (1)  Not annualized.

   (2)  Annualized.

   (3) The above expense and net investment income ratios would have been 0.71% and 5.36%, respectively, which reflects 0.01% effect for custody cash credits.

                        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured California Municipal Securities (the "Trust") at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1995

                     1995 FEDERAL TAX NOTICE (unaudited)

  During the year ended October 31, 1995, the Trust paid to the common shareholders $0.72 per share from net investment income. All of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES

ANNUAL REPORT
OCTOBER 31, 1995